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                                                                    Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement Nos. 333-12670, 333-12672, 333-98425, 333-101452, 333-107975 and 333-116596 of O//2//
Micro International Limited on Form S-8 of our report dated January 28, 2005 (May 10, 2005 as to Note 2 "Stock-based Compensation" and Note 12), appearing in this Annual Report on Form 20-F of O//2// Micro International Limited for the year ended December 31, 2004.

/s/ Deloitte & Touche
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Deloitte and Touche
Taipei, Taiwan
Republic of China
June 17, 2005